UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): February 1, 2010

KeyOn Communications Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33842	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2010, KeyOn Communications Holdings, Inc., a Delaware corporation (the “Company”), and an institutional investor (the “Buyer”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”). On February 5, 2010, pursuant to the Note Purchase Agreement, the Company issued the Buyer a secured convertible note for the principal sum of $15,000,000 (the “Note”), which Note is convertible into shares of Series Cal Cap Preferred Stock, par value $0.001 per share, of the Company (the “Series Cal Cap Preferred Stock”) and shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) pursuant to the terms summarized below. In connection with the transactions contemplated by the Note Purchase Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), a Security Agreement (the “Security Agreement”) and various ancillary certificates, disclosure schedules and exhibits in support thereof, each dated February 5, 2010.

In addition to the foregoing, on February 1, 2010, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Buyer pursuant to which the Buyer agreed, subject to the satisfaction of certain closing conditions, to purchase up to $35,250,000 of shares of Series KIP Preferred Stock, par value $0.001 per share, of the Company (the “Series KIP Preferred Stock”) at a price per share contingent upon the success of the Company’s pending applications for awards under the federal government’s Broadband Initiative Program of the American Recovery and Reinvestment Act of 2009. In connection with the transactions contemplated by the Securities Purchase Agreement, prior to closing, the Company is required to enter into a Registration Rights Agreement (the “Series KIP Registration Rights Agreement”) with the Buyer and to deliver various ancillary certificates, disclosure schedules and exhibits in support thereof.

Note Purchase Agreement

The Note Purchase Agreement contains representations and warranties of the Company and the Buyer that are typical for transactions of this type. The representations and warranties made by the Company in the Note Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Buyer. Accordingly, the representations and warranties contained in the Note Purchase Agreement should not be relied upon by third parties who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

The Note Purchase Agreement also contains covenants on the part of the Company and the Buyer that are typical for transactions of this type, as well as an obligation by the Buyer to reasonably cooperate with the Company with respect to the Company’s and/or its subsidiaries’ applications for grants and loans pursuant to the Broadband Initiatives Program of the American Recovery and Reinvestment Act of 2009.

Secured Convertible Note

Repayment

The Note has a principal amount of $15,000,000 and matures on February 5, 2015 (the “Maturity Date”), which date may be accelerated at the option of the Buyer upon an event of default. The Note generally bears interest at the rate of 8% per annum, which rate shall be increased to 10% upon the occurrence of an event of default. However, prior to September 30, 2010, interest under the Note shall accrue on the outstanding principal amount, at the election of the Buyer, at the rate of 4% per annum and be payable in cash or at the rate of 8% per annum and be payable in shares of Series Cal Cap Preferred Stock, with such shares of Series Cal Cap Preferred Stock being valued at $1.50 per share (subject to stock dividends, stock splits, reclassifications or similar transaction). Interest on the Note is payable on the last business day of each June and December, commencing with the last business day of June 2010, and on the Maturity Date.

Conversion Upon the ARRA Grant Funding.

In the event that any indebtedness under the Note remains outstanding at the time the Company and/or its subsidiaries secure the right to receive any grants or loans pursuant to the Broadband Initiatives Program of the American Recovery and Reinvestment Act of 2009 (the “ARRA Grant Funding”) on or before September 30, 2010, the principal amount then outstanding under the Note and, at the option of the Buyer, any accrued but unpaid interest thereon, shall automatically convert at the time of such ARRA Grant Funding into that number of shares of Series Cal Cap Preferred Stock equal to the quotient obtained by dividing (a) the sum of (i) the then outstanding principal amount of the Note and (ii) all accrued but unpaid interest elected by the Buyer to be so converted by (b) $1.50 (subject to stock dividends, stock splits, reclassifications or similar transactions). All accrued but unpaid interest not converted into shares of Series Cal Cap Preferred Stock by the Buyer shall be paid in cash.

Notwithstanding the foregoing, if during the 40 trading day period immediately following any conversion of the Note upon an ARRA Grant Funding (an “ARRA Conversion”) the average volume weighted average price for the Common Stock is less than the applicable price at which such ARRA Conversion was effected, the Company shall immediately issue to the Buyer at the end of such 40 trading day period an additional number of shares of Series Cal Cap Preferred Stock (such shares, “Note True Up Shares”), such that the quotient obtained by dividing (a) the indebtedness of the Company so converted in connection with such ARRA Conversion by (b) the sum of (i) the shares of Series Cal Cap Preferred Stock issued in connection with the ARRA Conversion and (ii) such Note True Up Shares equals the average volume weighted average price of the Common Stock for such period.

Conversion at the option of the Buyer.

The Note is convertible at the option of the Buyer during the period commencing on the 41st trading day following the earlier to occur of (1) the date on which the Company publicly discloses that it and its subsidiaries have been denied all of its awards, to the extent it occurs, with respect to the Company’s pending applications under the Broadband Initiative Program of the American Recovery and Reinvestment Act of 2009 (the “ARRA Negative Funding Announcement Date”) or (2) September 30, 2010 through the date immediately preceding the Maturity Date. During this period, the Buyer may convert all or a portion of the indebtedness of the Company then outstanding under the Note into that number of shares of Series Cal Cap Preferred Stock which is equal to the quotient obtained by dividing (a) the sum of (i) the then outstanding principal amount of the Note and (ii) any accrued but unpaid interest thereon elected by the Buyer to be so converted by (b) the lesser of (i) $0.75 (subject to stock dividends, stock splits, reclassifications or similar transactions), and (ii) the average volume weighted average price of the Common Stock for the 40 trading days following the earlier to occur of (1) the ARRA Negative Funding Announcement Date or (2) September 30, 2010 (subject to stock dividends, stock splits, reclassifications or similar transactions) (such lesser amount being the “Post Announcement Conversion Price”). Any accrued but unpaid interest not converted into shares of Series Cal Cap Preferred Stock by the Buyer shall be paid in cash.

Conversion or Repayment Upon Maturity.

In the event that any indebtedness under the Note remains outstanding on the Maturity Date, then the principal amount then outstanding and any accrued but unpaid interest thereon shall, at the option of the Buyer, either (a) become immediately due and payable on such date, or (b) convert on such date into that number of shares of Series Cal Cap Preferred Stock that is equal to the quotient obtained by dividing

(i) the sum of (A) the then outstanding principal amount of the Note and (B) any accrued but unpaid interest thereon elected by the Buyer to be so converted by (ii) the Post Announcement Conversion Price. Any accrued but unpaid interest not converted into shares of Series Cal Cap Preferred Stock as provided in the preceding sentence shall be paid in cash on the Maturity Date.

Mandatory Conversion

If after September 30, 2010, the volume weighted average for each of any 10 consecutive trading days exceeds the product of (A) 5 and (B) the Post Announcement Conversion Price, the Company may require the Buyer to convert all or part of the then outstanding principal amount of the Note plus, if so specified in the notice, any accrued but unpaid interest thereon, into that number of shares of Common Stock that is equal to the quotient obtained by dividing (a) the sum of (i) the then outstanding principal amount of the Note and (ii) all accrued but unpaid interest specified in the notice by (b) the Post Announcement Conversion Price.

Covenants

The Note contains a variety of covenants on the part of the Company that are typical for transactions of this type, as well as the following covenants:

•

The Company may not issue, designate or authorize the issuance of any shares of Series Cal Cap Preferred Stock or Series KIP Preferred Stock, other than in connection with the conversion by the Buyer of the Note or the issuance of any Series KIP Preferred Stock pursuant to the terms of the Securities Purchase Agreement.

•

The Company shall use a portion of the proceeds of the Note to satisfy all indebtedness and other obligations of the Company to Sun West Bank arising under that certain Business Loan Agreement, dated as of February 4, 2008, and the other loan documents executed by the Company in connection therewith.

Events of Default

The Note contains a variety of events of default that are typical for transactions of this type, as well as the following events:

•	Any debt of the Company in excess of $100,000 shall not be paid at its stated maturity or shall be duly declared to be or shall become due and payable prior to the stated maturity thereof.

•

The occurrence or existence of any event or condition that, in the Buyer’s reasonable and good faith judgment, has had or would have or result in a Material Adverse Effect (as defined in the Note Purchase Agreement).

•

Any representation, warranty or certification made by any Guarantor (as defined below) in the Guaranty (as defined below) shall prove to have been false or incorrect in any material respect on the date or dates as of which made.

•	The Buyer shall cease to have a perfected first priority lien (subject to certain permitted liens) in any of the designated collateral.

•	A change of control of the Company.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company granted the Buyer the right to require the Company to register the resale of the shares of Common Stock underlying the shares of Series Cal Cap Preferred Stock issuable upon conversion of the Note (the “Registrable Securities”) in the event (i) that the holders of a majority of the Registrable Securities demand that the Company file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the registration of the Registrable Securities provided that the anticipated aggregate offering price would exceed $20,000,000, subject to certain limitations and exceptions; (ii) that the Company proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities, subject to certain limitations and exceptions or (iii) the Company is eligible to use Form S-3 and the holders of a majority of the Registrable Securities demand that the Company file a registration statement on Form S-3 covering the registration of Registrable Securities, provided that the anticipated aggregate offering price would exceed $10,000,000, subject to certain limitation and exceptions.

Security Agreement

Pursuant to the Security Agreement between the Buyer and the Company, the Company’s obligations under the Note are secured by a perfected security interest in all of the assets and properties of the Company, including the stock of its subsidiary.

Securities Purchase Agreement

As noted above, the Securities Purchase Agreement provides for the purchase by the Buyer and the sale by the Company of shares of Series KIP Preferred Stock in the event that the Company and/or its subsidiaries’ are successful in securing grants or loans from the federal government pursuant to the Broadband Initiatives Program of the American Recovery and Reinvestment Act of 2009 on or before September 30, 2010. Both the aggregate purchase price and the price per share of such Series KIP Preferred Stock under the Securities Purchase Agreement will be determined based upon the size of the awards received by the Company thereunder, with the maximum aggregate purchase price being $35,250,000. Notwithstanding the foregoing, if during the 40 trading day period immediately following the issuance of any shares of Series KIP Preferred Stock under the Securities Purchase Agreement the average volume weighted average price of the Common Stock for such period is less than the price per share paid by the Buyer for such Series KIP Preferred Stock, the Company shall issue to the Buyer at the end of such 40 trading day period an additional number of shares of Series KIP Preferred Stock (such shares, “SPA True Up Shares”), such that the quotient obtained by dividing (a) the amount paid by the Buyer under the Securities Purchase Agreement by (b) the sum of (i) the number of shares of Series KIP Preferred Stock originally issued to the Buyer and (ii) such SPA True Up Shares, equals the average volume weighted average price for the Common Stock for such period.

In addition to the foregoing, the Securities Purchase Agreement contains representations and warranties of the Company and the Buyer that are typical for transactions of this type. The representations and warranties made by the Company in the Securities Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Buyer. Accordingly, the representations and warranties contained in the Securities Purchase Agreement should not be relied upon by third parties who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

The Securities Purchase Agreement contains covenants on the part of the Company and the Buyer that are typical for transactions of this type, as well as an obligation by the Buyer to reasonably cooperate with the Company with respect to the Company’s and/or its subsidiaries’ applications for grants and loans pursuant to the Broadband Initiatives Program of the American Recovery and Reinvestment Act of 2009.

Series KIP Preferred Stock Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company is obligated to enter into a the Series KIP Preferred Stock Registration Rights Agreement that will provide the Buyer with certain registration rights with respect to the Common Stock underlying the shares of Series KIP Preferred Stock that are substantially similar to those provided to the Buyer under the Series Cap Cal Registration Rights Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement of a Registrant.

The information required to be disclosed under this Item 2.03 is set forth above under Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

On February 5, 2010, the Company issued the Note described in Item 1.01 of this Current Report on Form 8-K in exchange for aggregate gross proceeds of $15,000,000. The details of this transaction are described in Item 1.01, which is incorporated in its entirety by this reference into this Item 3.02.

The Note was issued to an institutional accredited investor in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 promulgated by the Securities and Exchange Commission thereunder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2010, in connection with the Company’s execution of the Note Purchase Agreement and the Securities Purchase Agreement, the Company’s stockholders approved an amendment and restatement of the Company’s Certificate of Incorporation, a copy of which was filed with, and accepted by, the Secretary of State of the State of Delaware on February 3, 2010.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”), the Company is now authorized to issue up to 175,000,000 shares of stock, of which 115,000,000 have been designated as Common Stock and 60,000,000 have been designated as preferred stock. Of the 60,000,000 shares of Preferred Stock, 30,000,000 shares have been designated as Series Cal Cap preferred stock and 30,000,000 shares have been designated as Series KIP Preferred Stock. Each of the Series Cal Cap Preferred Stock and Series KIP Preferred Stock are entitled to certain powers, preferences and relative and other special rights that are summarized below:

Dividends

The holders of shares of Series Cal Cap Preferred Stock and Series KIP Preferred Stock are entitled to receive dividends, on a pari passu basis, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock) on the Common Stock, at the rate of 10% of the Original Series Cal Cap Issue Price (as defined below) per share per annum for the Series Cal Cap Preferred Stock and 10%

of the Original Series KIP Issue Price (as defined below) per share per annum for the Series KIP Preferred Stock, payable within thirty (30) days following the last day of each fiscal quarter. During the first two years following the initial issuance of either the Series Cal Cap Preferred Stock or Series KIP Preferred Stock, such dividends shall, at the option of the Company, be payable in either cash or additional shares of Series Cal Cap Preferred Stock or Series KIP Preferred Stock, as applicable (with such shares being valued consistently with the Common Stock). Following such two year period, dividends shall be paid in cash unless otherwise elected by the holder.

Liquidation Preference

In the event of the liquidation, dissolution or winding up of the Company, the acquisition of the Company by another entity as a result of the Company’s stockholders have less than 50% control of the acquiring entity’s voting power following such acquisition or the sale of all or substantially all of the assets of the Company, the holders of Series Cal Cap Preferred Stock and Series KIP Preferred Stock shall be entitled to receive, on a pari passu basis, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Stock, (i) for the Series Cal Cap Preferred Stock, an amount per share equal to greater of (I) the sum of (A) the product of (1) 1.5 and (2) the aggregate amount paid to, or deemed to be paid to, the Company in connection with the issuance of such shares of Series Cal Cap Preferred Stock divided by the number of shares of Series Cal Cap Preferred Stock issued by the Company (the “Original Series Cal Cap Issue Price”) for each outstanding share of Series Cal Cap Preferred Stock and (B) an amount equal to all accrued but unpaid dividends on such share and (II) the amount of cash, securities or other property which such holder would be entitled to receive in such sale, liquidation, dissolution or winding up of the Company with respect to such shares if such shares had been converted to Common Stock immediately prior to such sale, liquidation, dissolution or winding up of the Company and (ii) for the Series KIP Preferred Stock, an amount per share equal to the greater of (I) the sum of (A) the product of (1) 1.5 and (2) the aggregate amount paid to the Company in connection with the issuance of such shares of Series KIP Preferred Stock divided by the number of shares of Series KIP Preferred Stock issued by the Company (the “Original Series KIP Issue Price”) for each outstanding share of Series KIP Preferred Stock and (B) an amount equal to all accrued but unpaid dividends on such share and (II) the amount of cash, securities or other property which such holder would be entitled to receive in such sale, liquidation, dissolution or winding up of the Company with respect to such shares if such shares had been converted to Common Stock immediately prior to such sale, liquidation, dissolution or winding up of the Company. Upon completion of these distributions, the holders of Series Cal Cap Preferred Stock and Series KIP Preferred Stock shall not be entitled to any further participation as such in any distribution of the assets or funds of the Company.

Optional Conversion

Each share of Series Cal Cap Preferred Stock or Series KIP Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series Cal Cap Issue Price and Original Series KIP Issue Price, as the case may be, by the then applicable conversion price. The initial conversion price per share for shares of Series Cal Cap Preferred Stock and Series KIP Preferred Stock shall be the Original Series Cal Cap Issue Price and Original Series KIP Issue Price, respectively.

Anti-Dilution Protection

Both the Series Cal Cap Preferred Stock and Series KIP Preferred Stock are subject to weighted-average anti-dilution adjustments in the event of an issuance of Common Stock below the then current conversion price of the Series Cal Cap Preferred Stock or Series KIP Preferred Stock, as the case may be, or the issuance of any securities convertible into Common Stock with an exercise or conversion price below such conversion prices, in each case subject to certain exemptions.

Mandatory Conversion

If the volume weighted average price for any 10 consecutive trading days exceeds, with respect to the Series Cal Cap Preferred Stock, the product of (i) 5 and (ii) the Original Series Cal Cap Issue Price, the Company may require any holder of shares of Series Cal Cap Preferred Stock to convert such shares, and any accrued but unpaid dividends thereon, into such number of shares of Common Stock as provided above. In addition, if the volume weighted average price for any 10 consecutive trading days exceeds the product of (i) 5 and (ii) the Original Series KIP Issue Price, the Company may require any holder of shares of Series KIP Preferred Stock to convert such shares, and any accrued but unpaid dividends thereon, into such number of shares of Common Stock as provided above.

Voting Rights

The holders of Series Cal Cap Preferred Stock and Series KIP Preferred Stock are entitled to vote, together with holders of Common Stock as a single class, on any matter upon which holders of Common Stock have the right to vote, and shall have the right to one vote for each share of Common Stock into which the shares of Series Cal Cap Preferred Stock or Series KIP Preferred Stock held by such holders could then be converted.

Election of Directors

So long as no shares of Series Cal Cap Preferred Stock or Series KIP Preferred Stock have been issued, the holders of shares of Common Stock shall be entitled to elect all directors of the Company. In the event that any shares of Series Cal Cap Preferred Stock or Series KIP Preferred Stock are outstanding, the holders of the Series Cal Cap Preferred Stock and Series KIP Preferred Stock are entitled, voting together as a single class, to elect such number of directors of the Company as is consistent with their pro rata ownership of the Company’s outstanding Common Stock assuming the full conversion of all outstanding shares of Series Cal Cap Preferred Stock and Series KIP Preferred Stock. In such event, the holders of shares of Common Stock shall be entitled, voting separately as a single class, to elect all remaining directors of the Company.

The Restated Certificate is attached as Exhibits 3.1 to this Current Report on Form 8-K and the above description is qualified by reference to the complete text of the Restated Certificate.

Item 8.01	Other Events.

In connection with the Company issuing the Note to the Buyer, each of Jonathan Snyder, the Company’s president and chief executive officer, Jerome Snyder and Barry Becker (collectively, the “Guarantors”) executed a Guaranty on February 5, 2010 (the “Guaranty”), pursuant to which the Guarantors agreed to, jointly and severally, guarantee the full and prompt payment when due of up to $4,050,000 of obligations of the Company under the Note. This Guaranty will terminate upon the satisfaction (whether by repayment, conversion or otherwise and in each case in accordance with the terms and provisions of the Note) of obligations by the Company having an aggregate amount of at least $4,050,000.

Item 9.01	Financial Statements And Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation, filed on February 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: February 5, 2010	By:	/s/ Jonathan Snyder
	Name:	Jonathan Snyder
	Title:	Chief Executive Officer